                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 U

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00128                           22 SEP 93

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   N/A                                             PEACE SHIELD

6.  ISSUED BY                                      CODE: FD2050

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    BUYER: B. Rowland/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)

     SEE BLOCK 14 BELOW

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X General Provision I-181 of Modification P00123, "Contract Definition" (FAR 52.216-25, Apr 1984)

    D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ( ) is not, ( X ) is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)
      TRUITT B. GARRISON
      Program Director

15B.  CONTRACTOR/OFFEROR                                       15C.  DATE SIGNED

      /s/  TRUITT B. GARRISON                                        20 SEP. '93
      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      SAMMY J. YOUNG, MAJ, USAF
      Contracting Officer, Aircraft Directorate

16B.  UNITED STATES OF AMERICA                                 16C.  DATE SIGNED

      /s/  SAMMY J. YOUNG, MAJ, USAF                                 22 SEP 93
      ----------------------------------------
      (Signature of person authorized to sign)



NSN 7640-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA

MODIFICATION NO. F41608-84-C-A100-P00128                             Page 2 of 4

     a. This Supplemental Agreement is issued to definitize Modification F41608-84-C-A100-P00123, dated 30 Mar 1993, which was for the upgrade and maintenance of the pilot track for Long Range Radar (LRR) N-4 Site Access Road Segment B.

     b. As a result of negotiations, the following CLIN is hereby definitized and represents the complete negotiated agreement between the parties.

         CLIN   DESCRIPTION                                            AMOUNT
         ----   -----------                                            ------
         0004   Upgrade and Maintenance Pilot Track                  $2,862,623
                LRR N-4 Site Access Road - Segment B
                ACRN: AE (Cost Plus Fixed Fee)

                The Estimated Cost to the Government for this CLIN is $2,732,814

                The Fixed Fee for this CLIN is $129,809

NOTE: The USAF accepts and agrees to the interim subcontract milestones negotiated by the contractor with the Long Range Radar (LRR) Site N-4 Facility Construction Contractor (FCC) which were changed to include the upgrade and maintenance of the LRR N-4 site access road, Segment B effort. In addition, the USAF understands neither the substantial completion or the facility completion milestone for the N-4 construction subcontract have been changed and the Joint Occupancy dates have been adjusted to reflect the USAF requested dates. Further, the Facility Completion Date (FCD) for LRR N-4 remains 30 Jun 96. The USAF acknowledges the contractor's right under Special Provision H-948 to request an extension to LRR N-4 FCD for the addition of the pilot track upgrade and maintenance, N-4 site access road, segment B effort should the circumstances warrant.

     c. As a result of definitizing UCA P00123, obligated funds are increased under subject modification as follows:

         CLIN     ACRN        From          Increase           To
         ----     ----        ----          --------           --
         0004      AE      $1,537,296      $1,325,327      $2,862,623

     d. The amounts set forth in the schedule for CLIN 0004 as of subject Modification P00128 do not include the obligations made under Modification P00123. Therefore, the CLIN 0004 amounts in the schedule are increased as follows:

         (1) The estimated Cost for CLIN 0004 is increased by $2,732,814 as follows:

             FROM: $696,146,905      TO: $698,879,719

         (2) The Fixed Fee for CLIN 0004 is increased by $129,809 as follows:

             FROM: $27,657,584       TO: $27,787,393

         (3) The amount for CLIN 0004 is increased by $2,862,623 as follows:

             FROM: $723,804,489      TO: $726,667,112

         (4) The ACRN AE amount set forth for CLIN 0004 is increased by $2,862,623 as follows:

             FROM: $577,047,703      TO: $579,910,326

MODIFICATION NO. F41608-84-C-A100-P00128
                                                                     Page 3 of 4
     e. Based upon the foregoing CLIN 0004 is recapitulated in the schedule as follows:

    CLIN   DESCRIPTION                                             AMOUNT
    ----   -----------                                             ------
    0004   Construction                                            $726,667,112
           Complete Construction as follows
           by Subcontract for the Peace Shield Program

           The Estimated Cost to the Government for this CLIN is $698,879,719

    The Fixed Fee for this CLIN is $27,787,393

    ACRN AA                    $108,336,840.00
    ACRN AB                      24,027,164.00
    ACRN AC                      14,365,542.00
    ACRN AD                          27,240.00
    ACRN AE                        579,910,326

     f.  The face amount of the contract is increased by $1,325,327 as follows:

    FROM: $1,402,818,334                 TO: $1,404,143,661

     g.  Accounting and Appropriation Data:

    ACRN AE: 97-11X8242.SR02 4FX 6302 CDLASR 592 DLC000 S503000
    (Increase: $1,325,327)

     h. As a result of the foregoing, paragraphs G-901, G-902, G-903 and G-904 are changed as follows:

    G-901 Funds Obligated

                                               AMOUNT
       ACRN                FROM                P00128               TO
       ----                ----                ------               --

       AA              $306,687,832               $ -0-          $306,687,832
       AB                27,943,358                 -0-            27,943,358
       AC                16,521,867                 -0-            16,521,867
       AD                   477,000                 -0-               477,000
       AE             1,051,188,277           1,325,327         1,052,513,604
                      -------------           ---------         -------------
                     $1,402,818,334          $1,325,327        $1,404,143,661

    G-902 Committed Funds

                                               AMOUNT
       ACRN                FROM                P00128               TO
       ----                ----                ------               --

       AA                 $     -0-          $      -0-             $     -0-
       AB                       -0-                 -0-                   -0-
       AC                       -0-                 -0-                   -0-
       AD                       -0-                 -0-                   -0-
       AE                 4,802,305         (1,537,296)             3,265,009
                          ---------         -----------             ---------
                         $4,802,305        $(1,537,296)            $3,265,009

MODIFICATION NO. F41608-84-C-A100-P00128                            Page 4 of 4


    G-903 Funds Committed to PCO and ACO

                                               AMOUNT
        ACRN               FROM                P00128               TO
                        -----------           --------          -----------
        AA              $ 3,661,426           $    -0-          $ 3,661,426
        AB                2,431,642                -0-            2,431,642
        AC                4,946,133                -0-            4,946,133
        AD                      -0-                -0-                  -0-
        AE               21,423,973            211,969           21,635,942
                        -----------           --------          -----------
                        $32,463,174           $211,969          $32,675,143


    G-904 Recapitulalion of Funds


                                                AMOUNT
                            FROM                P00128               TO
                        --------------        -----------       -------------
 Obligated in G-901     $1,402,818,334        $ 1,325,327       $1,404,143,661
 Committed in G-902          4,802,305         (1,537,296)           3,265,009
 Committed in G-903         32,463,174            211,969           32,675,143
                        --------------        -----------       --------------
         TOTAL          $1,440,083,813        $       -0-       $1,440,083,813

     i.  All other terms and conditions remain unchanged.

                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 7

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 U

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00129                           29 SEP 93

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   N/A                                             PEACE SHIELD

6.  ISSUED BY                                      CODE: FD2050

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    BUYER: B. Rowland/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)

     SEE BLOCK 14 BELOW

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X Far 52.243-2 "Changes -- Cost Reimbursement", APR 1984 and 52.243-1 "Changes--Fixed Price" Apr 1984

    D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ( ) is not, ( X ) is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)
      TRUITT B. GARRISON
      Program Director

15B.  CONTRACTOR/OFFEROR                                       15C.  DATE SIGNED

      /s/  TRUITT B. GARRISON                                        20 SEP. '93
      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      SAMMY J. YOUNG, MAJ, USAF
      Contracting Officer, Aircraft Directorate

16B.  UNITED STATES OF AMERICA                                 16C.  DATE SIGNED


      /s/  SAMMY J. YOUNG, MAJ, USAF                                 29 SEP 93
      ----------------------------------------
      (Signature of person authorized to sign)


NSN 7640-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA

MODIFICATION NO. F41608-84-C-A100-P00129                            Page 2 of 7

    a. This Supplemental Agreement incorporates negotiated agreements adding fcc amounts to CLINs 0004 and 0005 for changes beyond the intent of Special Provision H-947 "Change Order Reserve".

       (1) The following changes under CLIN 0004 are agreed to have been beyond the intent of Special Provision H-947:

           Al Kharj Temporary Power Plant
               Mod 0016
               Mod 0015

           Al Kharj Temporary Power Plant O&M
               (Excluding rebuild core of unit #1)

           CSF Temporary Power Connection at AKAB
               Mod 0012

           LRR W-1 Desal Line
               PCO 0023

           Desert Shield/Desert Storm Emergency Work at COC
               Mod 0032

           SCC/SOC and LRR Temporary Power
               KKAB SCC/SOC Mod 0030
               AKAB SCC/SOC Mod 0033
               LRR N-68 Mod 0017
               LRR N-69 MOD 0027
               LRR N-39 MOD 0024
               LRR W-1 PCO 0038

           LRR W-1 RSAF Caused Changes
               Mod 0007 Temp Office Facilities

           KFAB SCC/SOC Fire Alarm Radio Link and Fire Department Connections at KAAB, KKAB and KFDAB
               KFAB Mod 0011
               KAAB PCO 0058
               KAAB PCO 0052
               KFDAB Mod 0048

           Site Access Road Upgrading
               LRR C-20 Mod 0024
               LRR C-20 Mod 0025
               GES W-27 Mod 0016
               GES W-27 Mod 0017

           COC Non-Warranty Repair Costs/Chiller Compressors
               Mod 0027
               Mod 0041
               PCO 0067

MODIFICATION NO. F41608-84-C-A100-P00129                             Page 3 of 7

                Modify Existing Water Supply Line at COC
                   Mod 0033

                LRR Commercial Power Connections
                   LRR C-1 Mod 0015
                   LRR E-8 Mod 0025
                   LRR S-25 Mod 0024
                   LRR W-20 PO SP-2619
                   LRR W-18 PO SP-2504
                   LRR W-18 Mod 0018
                   LRR N-68 Mod 0015
                   LRR N-69 Mod 0016

                LRR W-18 Al Baha Access Road Paving/Storm Drainage Runoff
                   Mod 0029

                Procure Mobile Office at COC
                   Mod 048

        (2) The following change under CLIN 0004 is agreed to be within the intent of H-947:

                CSF Erosion Control
                    PCO 0044

        (3) In consideration of (1) and (2) above the Fixed Fee for CLIN 0004 is increased by $690,674.00 as follows:

                FROM:  $27,787,393.00             TO:  $28,478,067.00

        (4) The following changes under CLIN 0004 are agreed to have been beyond the intent of Special Provision H-947:

                Al Kharj Rebuild Core of Unit #1

                SCC/SOC Non-Operational O&M
                   KAAB   PCO 0040
                   KKAB   PCO 0034
                   KFDAB  PCO 0040
                   AKAB   PCO 0033
                   KFAB   PCO 0035

                COC Non-Operational O&M

                COC Spare Parts
                  Mod 0051

                COC Pump Replacement
                  Mod 0038

                COC UPS Battery Replacement
                  Mod 0034

                LRR W-1 SCECO Interface Bldg
                  PCO 0029

                3MT2 Relocation & Prime Power Installation
                  PCO 0014

MODIFICATION NO. F41608-84-C-A100-P00129                             Page 4 of 7


                CSF RSAF/SAG Construction Delays
                  Power for 3HFI - Mod 0019
                  Design Changes to RSADF Sites - PCO 0003


                LRR W-1 RSAF Caused Changes & Delays
                  RSAF Caused Delays

                Slope Stabilization at LRR Sites
                  LRR W-18 - Mod 0005/Mod 0023
                  LRR E-1 - Mod 0007

        (5) The following changes under CLIN 0004 are agreed to have been within the intent of Special Provision H-947:

                CSF RSAF/SAG Construction Delays
                  3HFI Access Road Paving - Mod 0001

                LRR W-1 RSAF Caused Changes & Delays
                  ADF Equipment Relocation - Mod 0009

                CSF Nitrogen Tubes - PCO 0042

        (6) In consideration of (4) and (5) above the fixed fee for CLIN 0004 is increased by $313,500.00 as follows:

           FROM: $28,478,067.00         TO: $28,791,567.00

        (7) The ACRN AE amount cited in the description of CLIN 0004 is increased by $1,004,174.00 as follows:

           FROM: $579,910,326.00        TO:$580,914,500.00
                  (P00128)

        (8) The total amount for amount for CLIN 0004 in the Schedule is increased by $1,004,174.00 as follows:

           FROM: $726,667,112.00        TO: $727,671,286.00
                  (P00128)

        (9) The following changes under CLIN 0005 are agreed to have been beyond the intent of H-947:

           24 Hour Power for LRR Sites
              Mod 0003

           Addition of ACC/SOC Podiums

           CMF/TA Additional F&E for Training Classrooms

        (10) In consideration of (5) above the Fixed Fee for CLIN 0005 is increased by $241,080.00 as follows:

           FROM: $11,906,863.00         TO: $12,147,943.00
                  (P00117)

MODIFICATION NO. F41608-84-C-A100-P00129                             Page 5 of 7

        (11) The amount for CLIN 0005 is increased by $241,080.00 as follows:

             FROM: $305,706,002.00              TO: $305,947,082.00
                    (P00117)

        (12) The ACRN AE amount cited in the description of CLIN 0005 is increased by $241,080.00 as follows:

             FROM: $274,338,340.00              TO: $274,579,420.00
                    (P00117)

    b. This Supplemental Agreement is an agreement and accord resolving all Joint Venture claims for additional fee under CLINs 0004 and 0005 of this contract with the exclusion of the following:

        (1) Changes to the contract scope of work which are issued by the Government after 2 Sep 93.

        (2) Non-warranty Work at various sites including, but not limited to, the following:

            KAAB        PCO 0056
            KKAB        PCO 0050
            KFDAB       PCO 0068
            KFAB        PCO 0055
            E-8         Mod 0024
            E-15        Mod 0024
            CSF         PCO 0043

        (3) CLINs 0004 and 0005 issues identifiable to LRRs N-4 and N-17.

    c. The Joint Venture has been directed to retain all F&E spares and LRR F&E for N-4 and N-17 in the Riaydh warehouse beyond the 31 May 93 date agreed to during Management Extension II Negotiations (P00120) to 31 May 94. This is a change to SubCLIN 0001AR and an equitable adjustment is incorporated into the Schedule, Terms and Conditions of the Contract as follows:

        (1) The amount for SubCLIN 0001AR is increased by $1,565.00 as follows:

            FROM: $45,181,195.00                TO: $45,182,760.00
                   (P00120)

        (2) The ACRN AE amount for SubCLIN 0001AR is increased by $1,565.00 as follows:

            FROM: $45,181,195.00                TO: $45,182,760.00
                   (P00120)

        (3) The Billing Schedule for CLIN 0001 set forth in G-900(b), "Payments", is modified and recapitulated as set forth below:

                                            FROM          AMOUNT
                           MONTH          (P00122)        P00129      TOTAL
                           -----          --------        ------      -----

            Billed Thru    01 Mar 93    $214,896,926               $214,896,926

                           01 Apr 93       1,327,267                  1,327,267
                           01 May 93       1,122,000                  1,122,000
                           01 Jun 93       1,122,000                  1,122,000
                           01 Jul 93       1,035,000                  1,035,000
                           01 Aug 93       1,019,000                  1,019,000

MODIFICATION NO. F41608-84-C-A100-P00129                             Page 6 of 7


                        01 Sep 93       985,000                         985,000
                        01 Oct 93       985,000                         985,000
                        01 Nov 93       968,000         $1,565          969,565
                        01 Dec 93       950,000                         950,000
                                                                   ------------
                                                                    224,411,758
                                       AMOUNT           AMOUNT
                          MONTH        P00122           P00129        TOTAL
                          -----        ------           ------        -----

                        01 Jan 94       950,000                         950,000
                        01 Feb 94       933,000                         933,000
                        01 Mar 94       933,000                         933,000
                        01 Apr 94       933,000                         933,000
                        01 May 94       837,000                         837,000
                        01 Jun 94       827,000                         827,000
                        01 Jul 94       775,000                         775,000
                        01 Aug 94       722,000                         722,000
                        01 Sep 94       722,000                         722,000
                        01 Oct 94       620,000                         620,000
                        01 Nov 94       620,000                         620,000
                        01 Dec 94       620,000                         620,000

                        01 Jan 95       620,000                         620,000
                        01 Feb 95       616,000                         616,000
                        01 Mar 95       616,000                         616,000
                        01 Apr 95       603,000                         603,000
                        01 May 95       603,000                         603,000
                        01 Jun 95       603,000                         603,000
                        01 Jul 95       603,000                         603,000
                        01 Aug 95       602,000                         602,000
                        01 Sep 95       602,000                         602,000
                        01 Oct 95       603,000                         603,000
                        01 Nov 95       603,000                         603,000
                        01 Dec 95       603,000                         603,000

                        01 Jan 96       586,000                         586,000
                        01 Feb 96       567,000                         567,000
                        01 Mar 96       567,000                         567,000
                        01 Apr 96       550,000                         550,000
                        01 May 96       532,000                         532,000
                        01 Jun 96       498,000                         498,000
                        01 Jul 96       498,000                         498,000
                                   ------------         ------     ------------
                                   $244,977,193         $1,565     $244,978,758

     d. The face amount of the contract is increased by $1,246,819.00 as follows:

        FROM: $1,404,143,661.00                 TO: $1,405,390,480.00
               (P00128)

MODIFICATION NO. F41608-84-C-A100-P00129                            Page 7 of 7


     c.  Accounting and Appropriation Data:

         ACRN AE: 97-11X8242.SR02 4FX 6302 CDLASR 592 DLC000 S503000
         (Increase: $1,246,819.00)

     d. As a result of the foregoing, paragraphs G-901, G-902, G-903 and G-904 are changed as follows:

         G-901 Funds Obligated

                                            AMOUNT
            ACRN           FROM             P00129             TO
            ----      --------------     -----------     --------------
             AA         $306,684,832      $      -0-       $306,687,832
             AB           27,943,358             -0-         27,943,358
             AC           16,521,867             -0-         16,521,867
             AD              477,000             -0-            477,000
             AE        1,052,513,604       1,246,819      1,053,760,423
                      --------------     -----------     --------------
                      $1,404,143,661     $(1,246,819)    $1,405,390,480

         G-902 Committed Funds

                                            AMOUNT
            ACRN           FROM             P00129               TO
            ----        ----------        ----------         ----------
             AA         $      -0-        $      -0-         $      -0-
             AB                -0-               -0-                -0-
             AC                -0-               -0-                -0-
             AD                -0-               -0-                -0-
             AE          3,265,009               -0-          3,265,009
                        ----------        ----------         ----------
                        $3,265,009        $      -0-         $3,265,009

         G-903 Funds Committed to PCO and ACO

                                             AMOUNT
            ACRN          FROM               P00129              TO
            ----       -----------        ------------      -----------
             AA         $3,661,426        $        -0-       $3,661,426
             AB          2,431,642                 -0         2,431,642
             AC          4,946,133                 -0-        4,946,133
             AD                -0-                 -0-              -0-
             AE         21,635,942        ( 1,246,819)       20,389,123
                       -----------        ------------      -----------
                       $32,675,143        ($1,246,819)      $31,428,324

         G-904 Recapitulation of Funds

                                            AMOUNT
                           FROM             P00129             TO
                      --------------     -----------     --------------
Obligated in G-901    $1,404,143,661      $1,246,819     $1,405,390,480
Committed in G-902         3,265,009             -0-          3,265,009
Committed in G-903        32,675,143     (1,246,819)         31,428,324
                      --------------    ------------     --------------
 TOTAL                $1,440,083,813    $        -0-     $1,440,083,813

     e.  All other terms and conditions remain unchanged.

                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 U

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00130                           30 SEP 93

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   N/A                                             PEACE SHIELD

6.  ISSUED BY                                      CODE FD2050

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    BUYER: B. Rowland/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)

     SEE BLOCK 14 BELOW

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

    D.  OTHER (Specify type of modification and authority)

X       Unilateral Modification Pursuant to Clauses G-905 and H-947

E. IMPORTANT: Contractor ( X ) is not, ( ) is required to sign this document and return __ copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)


15B.  CONTRACTOR/OFFEROR                                       15C.  DATE SIGNED


      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      SAMMY J. YOUNG, MAJ, USAF
      Contracting Officer, Aircraft Directorate

16B.  UNITED STATES OF AMERICA                                 16C.  DATE SIGNED

      /s/ SAMMY J. YOUNG, MAJ, USAF                                   30 SEP 93
      ----------------------------------------
      (Signature of person authorized to sign)

NSN 7640-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA

MODIFICATION NO. F41608-84-C-A100-P00130                             Page 2 of 4

    a. This modification is issued to accomplish the following:

       (1) Obligate $22.00 to CLIN 0003 to cover the funding shortfall, based on the contractor's letter CTOF-PS-4041, 24 Feb 93.

       (2) Deobligate a total of $944,375 from CLIN 0002 based on the contractor's letter CTOF-PS-4113, 4 June 93, and HQ AFMC/CERS letter, 30 Jun 93.

       (3) Decommit $620,130 from ACRN AE under G-903 IAW AF Form 9 No F6CER40060003, Rev 27, dated 15 Jun 93.

    b. Funds are obligated to CLIN 0003 as described below:

       (1) The amount for CLIN 0003 is increased by $22 as follows:

           FROM: $10,202,852             TO: $11,202,874


       (2) The estimated cost for CLIN 0003 is increased by $22 as follows:

           FROM: $10,695,093             TO: $10,695,115

       (3) The ACRN AE amount cited in the description of CLIN 0003 is increased by $22 as follows:

           FROM: $6,657,589              TO: $6,657,611

    c. Funds are Obligated/(Deobligated) to CLIN 0002 by SubCLIN as described below:


                                                       ACRN           ACRN
SUBCLIN       DESCRIPTION               FROM            AA             AE           TO
- - -------       -----------               ----           ----           ----          --
0002AL    CSF Final Design           $3,096,675     $(248,735)                  $2,847,940
0002AM    CMF/TA Concept Design         362,607                    $  32,782       395,389
0002AN    BOC Concept Design            299,153                     (103,484)      195,669
0002AR    CSF Concept Design            771,879                     (329,842)      442,037
0002AS   SCC/SOC Phase V Finishes       539,772                     (167,978)      371,794
0002AS    SCC/SOC Phase VI  Finishes  1,642,005       151,888                    1,793,893
0002AT    Outside Cable Plant            25,646           785                       26,431
0002AW    CMF/TA Telephone System       146,658           (36)                     146,622
0002AX    LRR N-17 Final Design         661,814                      (18,594)      643,220
0002BB    LRR N-17 Concept Design        49,770       (11,161)                      38,609
0002BD    CSF Expanded Scope            250,000                     (250,000)
                                                    ---------      ---------
                                                    ($107,259)     $(837,116)

MODIFICATION NO. F41608-84-C-A100-P00130                             Page 3 of 4

    d. As a result of paragraphs a.(1), a.(2) and a.(3), G-903 is changed as follows:

                             CLIN     CLIN          REV
    ACRN         FROM        OOO3     0002           27               TO
    ----         ----        ----     ----           --               --

     AA       $3,661,426            $107,259                       $3,768,685
     AE       20,389,123    $(22)    837,116      $(620,130)      $20,606,087


    e.  The face amount of the contract is decreased by $944,353 as follows:

    FROM:  $1,405,390,480                             TO:  $1,404,446,127


    f. As a result of the foregoing, paragraphs G-901, G-903 and G-904 are changed as follows:

    G-901 Funds Obligated
                                            AMOUNT
     ACRN              FROM                 P00130                 TO
     ----              ----                 ------                 --

      AA           $306,687,832           ($107,259)          $306,580,573
      AB             27,943,358                 -0-             27,943,358
      AC             16,521,867                 -0-             16,521,867
      AD                477,000                 -0-                477,000
      AE          1,053,760,423            (837,094)         1,052,923,329
                  -------------           ---------          -------------
                 $1,405,390,480           ($944,353)        $1,404,446,127


    G-902 Committed Funds


                                            AMOUNT
     ACRN              FROM                 P00130                 TO
     ----              ----                 ------                 --

      AA             $      -0-           $     -0-             $      -0-
      AB                    -0-                 -0-                    -0-
      AC                    -0-                 -0-                    -0-
      AD                    -0-                 -0-                    -0-
      AE              3,265,009                 -0-              3,265,009
                      ---------                 ---              ---------
                     $3,265,009           $     -0-             $3,265,009


    G-903 Funds Committed to PCO and ACO

                                            AMOUNT
     ACRN              FROM                 P00130                 TO
     ----              ----                 ------                 --

      AA             $3,661,426            $107,259             $3,768,685
      AB              2,431,642                 -0-              2,431,642
      AC              4,946,133                 -0-              4,946,133
      AD                    -0-                 -0-                    -0-
      AE             20,389,123             216,964             20,606,087
                     ----------             -------             ----------
                    $31,428,324            $324,223            $31,752,547

MODIFICATION NO. F41608-84-C-A100-P00130                             Page 4 of 4


         G-904 Recapitulation of Funds


                                                 AMOUNT
                            FROM                 P00130                 TO
                            ----                 ------                 --
Obligated in G-901     $1,405,390,480          ($944,353)         $1,404,446,127
Committed in G-902          3,265,009                 -0-              3,265,009
Committed in G-903         31,428,324             324,223             31,752,547
                       --------------          ----------         --------------
  TOTAL                $1,440,083,813          ($620,130)         $1,439,463,683

    g. All other terms and conditions remain unchanged.

                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 U

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00128                           17 MAR 94

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   N/A                                             PEACE SHIELD

6.  ISSUED BY                                      CODE: FA 8302

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    BUYER: B. Rowland/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)

     SEE BLOCK 14 BELOW

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X General Provision I-181 of Modification P00126, "Contract Definition" (FAR 52.216-25, Apr 1984)

    D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ( ) is not, ( X ) is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)
      TRUITT B. GARRISON
      Program Director

15B.  CONTRACTOR/OFFEROR                                       15C.  DATE SIGNED

      /s/  TRUITT B. GARRISON                                        15 MAR. '94
      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      TERRY A. KULP
      Contracting Officer, Aircraft Directorate

16B.  UNITED STATES OF AMERICA                                 16C.  DATE SIGNED

      /s/  TERRY A. KULP                                             17 MAR 94
      ----------------------------------------
      (Signature of person authorized to sign)
                                                                      15 MAR 94


NSN 7540-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA

MODIFICATION NO. F41608-84-C-A100-P00131                            Page 2 of 4

     a. This Supplemental Agreement is issued to definitize Modification F41608-84-C-A100-P00126, dated 11 Jun 93, which exercised Unpriced Option for SubCLIN 0005BG.

     b. As a result of negotiations, the following SubCLIN is hereby definitized and represents the complete negotiated agreement between parties.

         SubCLIN    DESCRIPTION                                        AMOUNT
         -------    -----------                                        ------

         0005BG     Provide for the revisions to the LRR N-4 CCMS    $6,787,443
                    and N-17 CCMS based upon the redesign and as required to support the revised implementation schedule for installation.
                    ACRN: AE (Cost Plus Fixed Fee)

                    The Estimated Cost to the Government for this CLIN is $6,485,775 - $6,351,328

                    The Fixed Fee for this CLIN is $301,688

      c. As a result of definitizing UCA P00126, obligated funds are increased under subject modification as follows:

          SubCLIN         ACRN        FROM           INCREASE          TO
          -------         ----        ----           --------          --

          0005BG          AE       $3,265,009       $3,522,434      $6,787,443

      d. The amounts set forth in the schedule for CLIN 0005 as of subject modification P00131 do not include the obligation made under modification P00126. Therefore, the CLIN 0005 amounts in the schedule are increased as follows:

         (1) The Estimated Cost for CLIN 0005 is increased by $6,485,755 as follows:

              FROM: $295,799,139(P00133)          TO: $302,284,894

         (2)  The Fixed Fee for CLIN 0005 is increased by $301,688 as follows:

              FROM: $12,147,943(P00129)           TO: $12,449,631

         (3)  The amount for CLIN 0005 is increased by $6,787,443 as follows:

              FROM: $307,947,082(P00133)          TO: $314,734,525

         (4) The ACRN AE amount set forth in CLIN 0005 is increased by $6,787,443 as follows:

              FROM: $276,579,420(P00133)          TO: $283,366,863

MODIFICATION NO. F41608-84-C-A100-P00131                             Page 3 of 4

     e. Based upon the foregoing, CLIN 0005 is recapitulated in the schedule as follows:

0005     Construction Materials/Equipment                           $314,734,525
         Provide materials/equipment in accordance with the Statement of Work.

         The Estimated Cost to the Government for this CLIN is $302,284,894

         The Fixed Fee for this CLIN is $12,449,631

         ACRN: AA:           ($31,351,912)
         ACRN: AC:               ($15,750)
         ACRN: AE:          ($283,366,863)

     f.  The face amount of the contract is increased by $3,522,434 as follows:

         FROM: $1,399,959,348          TO: $1,403,481,782

     g.  Accounting and Appropriation Data:

         ACRN AE: 97-11X8242.SR02 4FX 6302 CDLASR 592 DLC000 S503000
         (Increase: $3,522,434)

     h. As a result of the foregoing, paragraphs G-901, G-902, G-903 and G-904 are changed as follows:

         G-901 Funds Obligated

                        FROM            AMOUNT
            ACRN       P00133           P00131             TO
            ----       ------           ------             --

            AA       $306,580,573           $ -0-       $306,580,573
            AB         27,943,358             -0-         27,943,358
            AC         16,521,867             -0-         16,521,867
            AD            477,000             -0-            477,000
            AE      1,048,436,550       3,522,434      1,051,958,984
                    -------------       ---------      -------------
                   $1,399,959,348     $ 3,522,434     $1,403,481,782

         G-902 Committed Funds

                        FROM            AMOUNT
            ACRN       P00133           P00131             TO
            ----       ------           ------             --
            AA       $      -0-        $      -0-      $      -0-
            AB              -0-               -0-             -0-
            AC              -0-               -0-             -0-
            AD              -0-               -0-             -0-
            AE        3,265,009       ($3,265,009)            -0-
                      ---------        ----------             ---
                     $3,265,009       ($3,265,009)            -0-

MODIFICATION NO. F41608-84-C-A100-P00131                            Page 4 of 4


    G-903 Funds Committed to PCO and ACO

                          FROM                  AMOUNT
       ACRN              P00133                 P00131            TO
       ----              ------                 ------            --

       AA              $3,768,685               $    -0-      $3,768,685
       AB                     -0-                    -0-             -0-
       AC                     -0-                    -0-             -0-
       AD                     -0-                    -0-             -0-
       AE              25,092,866              (257,425)      24,835,441
                       ----------              ---------      ----------
                      $28,861,551             ($257,425)     $28,604,126

    G-904 Recapitulation of Funds

                             FROM              AMOUNT
                            P00133             P00131              TO
                            ------             ------              --

Obligated in G-901      $1,399,959,348       $3,522,434      $1,403,481,782
Committed in G-902           3,265,009      (3,265,009)                 -0-
Committed in G-903          28,861,551        (257,425)          28,604,126
                        --------------        ---------          ----------
     TOTAL              $1,432,085,908           $  -0-      $1,432,085,908

    i.  All other terms and conditions remain unchanged.

                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 U

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00132                           4 JAN 94

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   N/A                                             PEACE SHIELD

6.  ISSUED BY                                      CODE: FA 8302

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    CONTRACT SPECIALIST: K. Senkow/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)

     SEE BLOCK 14 BELOW

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X       10 USC 2304(c)(4)

    D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ( ) is not, ( X ) is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)
      TRUITT B. GARRISON
      Program Director

15B.  CONTRACTOR/OFFEROR                                       15C.  DATE SIGNED

      /s/  TRUITT B. GARRISON                                        20 SEP. '93
      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      TERRY A. KULP
      Contracting Officer, Aircraft Directorate

16B.  UNITED STATES OF AMERICA                                 16C.  DATE SIGNED

                                                                      4 JAN 94
      /s/  TERRY A. KULP
      ----------------------------------------
      (Signature of person authorized to sign)


NSN 7540-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA

Amendment of Solicitation/Modification of Contract F41608-84-C-A100-P00132
                                                                     Page 2 of 4

14.  Description of Amendment/Modification (Cont'd)
     a. This modification is issued to accomplish the upgrade of SA-ALC/LAKFC computer under SubCLIN 0001AR.

     b. The amount of SubCLIN 0001AR is increased by $1,276 as follows:

        FROM:  $45,182,760        TO:  $45,184,036

     c. ACRN AE funds under SubCLIN 0001AR are increased by $1,276 as follows:

        FROM:  $45,182,760        TO:  $45,184,036

     d. The face amount of the contract is increased by $1,276 as follows:

        FROM:  $1,404,127         TO:  $1,404,447,403

     e. Accounting and Appropriation Data:

        ACRN AE: 97-11X8242.SR02 4FX 6302 CDLASR 592 DLC000 S503000
        (Increase:  $1,276)

     f. As a result of the foregoing, paragraphs G-901, G-903 and G-904 are changed as follows:

        G-901 Funds Obligated

                            FROM            AMOUNT
          ACRN             P00130           P00132              TO
          ----         --------------       ------        --------------
          AA           $  306,580,573       $  -0-        $  306,580,573
          AB               27,943,358          -0-            27,943,358
          AC               16,521,867          -0-            16,521,867
          AD                  477,000          -0-               477,000
          AE            1,052,923,329        1,276         1,052,924,605
                       --------------       ------        --------------
                       $1,404,446,127       $1,276        $1,404,447,403

Amendment of Solicitation/Modification of Contract F41608-84-C-A100-P00132
                                                                     Page 3 of 4


          G-902 Committed Funds

                           FROM            AMOUNT
          ACRN            P00130           P00132            TO
          ----            ------           ------            --

          AA            $      -0-         $  -0-        $      -0-
          AB                   -0-            -0-               -0-
          AC                   -0-            -0-               -0-
          AD                   -0-            -0-               -0-
          AE             3,265,009            -0-         3,265,009
                         ---------         ------         ---------
                        $3,265,009         $  -0-        $3,265,009

          G-903 Funds Committed to PC and ACO

                           FROM            AMOUNT
          ACRN            P00130           P00132            TO
          ----            ------           ------            --

          AA           $ 3,768,685         $  -0-         $3,768,685
          AB             2,431,642            -0-          2,431,642
          AC             4,946,133            -0-          4,946,133
          AD                   -0-            -0-                -0-
          AE            20,606,087         (1,276)        20,604,811
                        ----------         ------         ----------
                       $31,752,547        ($1,276)       $31,751,271

          G-904 Recapitulation of Funds

                                     FROM            AMOUNT
                                    P00130           P00132            TO
                                    ------           ------            --

          Obligated in G-901    $1,404,446,127       $1,276      $1,404,447,403
          Committed in G-902         3,265,009          -0-           3,265,009
          Committed in G-903        31,752,547       (1,276)         31,751,271
                                    ----------       ------      --------------
           Total                $1,439,463,683       $  -0-      $1,439,463,683

     g. The Billing Schedule for CLIN 0001 set forth in G-900(b), "Payments" is modified and recapitulated as set forth below:

                             From               Amount
            Month          (P00129)            (P00132)           Total
            -----          --------            --------           -----

Billed thru Dec 93       $224,411,758                         $224,411,758

            Jan 94            950,000           $1,276             951,276
            Feb 94            933,000                              933,000
            Mar 94            933,000                              933,000

Amendment of Solicitation Modification of Contract
F41608-84-C-A100-P00132                                              Page 4 of 4

                             From              Amount
         Month             (P00129)           (P00132)         Total
         -----             --------           --------         -----

        Apr 94                933,000                          933,000
        May 94                837,000                          837,000
        Jun 94                827,000                          827,000
        Jul 94                775,000                          775,000
        Aug 94                722,000                          722,000
        Sep 94                722,000                          722,000
        Oct 94                620,000                          620,000
        Nov 94                620,000                          620,000
        Dec 94                620,000                          620,000

        Jan 95                620,000                          620,000
        Feb 95                616,000                          616,000
        Mar 95                616,000                          616,000
        Apr 95                603,000                          603,000
        May 95                603,000                          603,000
        Jun 95                603,000                          603,000
        Jul 95                603,000                          603,000
        Aug 95                602,000                          602,000
        Sep 95                602,000                          602,000
        Oct 95                603,000                          603,000
        Nov 95                603,000                          603,000
        Dec 95                603,000                          603,000

        Jan 96                586,000                          586,000
        Feb 96                567,000                          567,000
        Mar 96                567,000                          567,000
        Apr 96                550,000                          550,000
        May 96                532,000                          532,000
        Jun 96                498,000                          498,000
        Jul 96                498,000                          498,000
                         ------------          ------     ------------
         Total           $244,978,758          $1,276     $244,980,034

     h.  All other terms and conditions remain the same.

                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 U

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00133

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   F6CER40060003 Rev 28

6.  ISSUED BY                                      CODE: FA8302

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    BUYER: B. Nieto/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)

     SEE BLOCK 14 BELOW

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X       10 USC 2304(C)(4)

    D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ( ) is not, ( X ) is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)
      TRUITT B. GARRISON
      Program Director

15B.  CONTRACTOR/OFFEROR                                       15C.  DATE SIGNED

      /s/  TRUITT B. GARRISON                                        15 MAR. '94
      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      TERRY A. KULP
      Contracting Officer, Aircraft Directorate

16B.  UNITED STATES OF AMERICA                                 16C.  DATE SIGNED

      /s/  TERRY A. KULP                                             16 MAR '94
      ----------------------------------------
      (Signature of person authorized to sign)


NSN 7540-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA

Amendment of Solicitation/Modification of Contract F41608-84-C-A100-P00133
                                                                     Page 2 of 5

14. Description of Amendment/Modification (Cont'd)

    a. This modification is issued to accomplish the following:

       (1) Deobligate $378,126 from SubCLIN 0001AR for disposition of contractor acquired/government furnished property based on the contractor's letter CTOF-PS-4245, 01 Feb 94.

       (2) Obligate $626 to SubCLIN 0001AR for replacement of FAX Machine at Kelly AFB.

       (3) Deobligate $120,199 from SubCLIN 0002AM to revise estimated cost to complete based on contractor's letter CTOF-PS-4232, 17 Jan 94 and HQ AFMC/CERS letter, 24 Jan 94.

       (4) Obligate $9,644 to CLIN 0002AQ to cover funding shortfall based on contractor's letter CTOF-PS-4225, 7 Jan 94 and HQ AFMC/CERS letter, 24 Jan 94.

       (5) Obligate $2,000,000 to CLIN 005 to cover funding shortfall based on contractor's letter CTOF-PS-4224, 7 Jan 94 and HQ AFMC/CERS letter 24 Jan 94.

       (6) Deobligate $6,000,000 from CLIN 0006 to revise estimated cost to complete based on contractor's letter CTOF-PS-4226, 10 Jan 94 and HQ AFMC/CERS, 24 Jan 94.

       (7) Decommit $4,946,133 from ACRN AC and $2,431,642 from ACRN AB under G-903 IAW Purchase Request No F6CER40060003, Rev 28, dated 28 Dec 93.

    b. The amount of SubCLIN 0001AR, ACRN AE is decreased by $377,500 as follows:

       FROM:  $45,184,036         TO:  $44,806,536

    c. The estimated cost for SubCLIN 0002AM is decreased by $120,199 as follows:

       FROM:  $395,389            TO:  $275,190

    d. ACRN AE under SubCLIN 0002AM is decreased by $120,199 as follows:

       FROM:  $418,918            TO:  $298,719

    e. The estimated cost for SubCLIN 0002AQ is increased by $9,644 as follows:

       FROM:  $243,249            TO:  $252,893

    f. ACRN AE under SubCLIN 0002AQ is increased by $9,644 as follows:

       FROM:  $252,642            TO:  $262,286

                                                                   Page 3 of 5
Amendment of Solicitation/Modification of Contract F41608-84-C-A100-P00133

     g. The estimated cost for CLIN 0005 is increased by $2,000,000 as follows:

        FROM: $293,799,139     TO: $295,799,139

     h. ACRN AE under CLIN 0005 is increased by $2,000,000 as follows:

        FROM: $274,579,420     TO: $276,579,420

     i. The estimated cost for CLIN 0006 is decreased by $6,000,000 as follows:

        FROM: $16.530.515      TO: $10,530,515

     j. ACRN AE under CLIN 0006 is decreased by $6,000,000 as follows:
        FROM: $12,171,697      TO: $6,171,697

     k. As a result of paragraphs a.(1), a.(2), a.(3), a.(4), a.(5), a.(6),
a.(7), G-903 is changed as follows:

                        CLIN          CLIN         CLIN           CLIN            Rev
ACRN     FROM           0001          0002         0005           0006            28               TO
- - ----     ----           ----          ----         ----           ----            --               --
AB     $2,431,642                                                            ($2,431,642)              -0-
AC     $4,946,133                                                            ($4,946,133)              -0-
AE    $20,604,811    $377,500       $110,555     ($2,000,000)    $6,000,000                    $25,092,866

     l. The face amount of the contract is decreased by $4,488,055 as follows:

        FROM: $1,404,447,403       TO: $1,399,959,348

     m. Accounting and Appropriation Data:

        ACRN AE: 97-11X8242.SR02 4FX 6302 CDLASR 592 DLC000 S503000
        (Decrease: $4,488,055)

     n. As a result of the foregoing, paragraphs G-9901, G-903 and G-904 are changed as follows:

       G-901 Funds Obligated

                           FROM               AMOUNT
          ACRN            P00132              P00133                     TO
          ----            ------              ------                     --
           AA          $306,580,573            $  -0-              $306,580,573
           AB            27,943,358               -0-                27,943,358
           AC            16,521,867               -0-                16,521,867
           AD               477,000               -0-                   477,000
           AE         1,052,924,605       ($4,488,055)            1,048,436,550
                      -------------       -----------             -------------
                     $1,404,447,403       ($4,488,055)           $1,399,959,348

Amendment of Solicitation/Modification of                            Page 4 of 5
Contract F41608-84-C-A100-P00133

                G-902 Committed Funds

                                FROM               AMOUNT
                ACRN           P00132              P00133                TO
                ----           ------              ------                --

                 AA          $      -0-           $    -0-            $      -0-
                 AB                 -0-                -0-                   -0-
                 AC                 -0-                -0-                   -0-
                 AD                 -0-                -0-                   -0-
                 AE           3,265,009                -0-             3,265,009
                            -----------           --------            ----------
                             $3,265,009           $    -0-            $3,265,009

                G-903 Funds Committed to PC and ACO

                                FROM               AMOUNT
                ACRN           P00132              P00133                TO
                ----           ------              ------                --
                 AA         $ 3,768,685          $       -0-         $ 3,768,685
                 AB           2,431,642           (2,431,642)                -0-
                 AC           4,946,133           (4,946,133)                -0-
                 AD                 -0-                  -0-                 -0-
                 AE          20,604,811            4,488,055          25,092,866
                            -----------          -----------         -----------
                            $31,751,271          ($2,889,720)        $28,861,551

                G-904 Recapitulation of Funds

                                            FROM       AMOUNT
                                           P00132      P00133          TO
                                           ------      ------          --
                Obligated in G-901  $1,404,447,403  ($4,488,055)  $1,399,959,348
                Committed in G-902       3,265,009          -0-        3,265,009
                Committed in G-903      31,751,271   (2,889,720)      28,861,551
                                    --------------  -----------   --------------
                  Total             $1,439,463,683  ($7,377,775)  $1,432,085,908

Amendment of Solicitation/Modification of                            Page 5 of 5
Contract F41608-84-C-A100-P00133


    o. The Billing Schedule for CLIN0001 set forth in G-900(b), "Payments" is modified and recapitulated as set forth below:

                                  From              Amount
             Month              (P00132)           (P00133)             Total
             -----              --------           --------             -----

Billed thru Mar 94             $227,229,034                         $227,229,034

            Apr 94                  933,000       ($377,500)             555,500
            May 94                  837,000                              837,000
            Jun 94                  827,000                              827,000
            Jul 94                  775,000                              775,000
            Aug 94                  722,000                              722,000
            Sep 94                  722,000                              722,000
            Oct 94                  620,000                              620,000
            Nov 94                  620,000                              620,000
            Dec 94                  620,000                              620,000

            Jan 95                  620,000                              620,000
            Feb 95                  616,000                              616,000
            Mar 95                  616,000                              616,000
            Apr 95                  603,000                              603,000
            May 95                  603,000                              603,000
            Jun 95                  603,000                              603,000
            Jul 95                  603,000                              603,000
            Aug 95                  602,000                              602,000
            Sep 95                  602,000                              602,000
            Oct 95                  603,000                              603,000
            Nov 95                  603,000                              603,000
            Dec 95                  603,000                              603,000

            Jan 96                  586,000                              586,000
            Feb 96                  567,000                              567,000
            Mar 96                  567,000                              567,000
            Apr 96                  550,000                              550,000
            May 96                  532,000                              532,000
            Jun 96                  498,000                              498,000
            Jul 96                  498,000                              498,000
                               ------------       ---------         ------------
             Total             $244,980,034       ($377,500)        $244,602,534

    p. All other terms and conditions remain the same.

                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 U

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00134                           26 APR 94

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   F6CER40060003 Rev 29

6.  ISSUED BY                                   CODE FA8302

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    BUYER: B. Rowland/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)

     SEE BLOCK 14 BELOW

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

    D.  OTHER (Specify type of modification and authority)

X       Unilateral Modification Pursuant to Clause G-905

E. IMPORTANT: Contractor ( ) is not, ( X ) is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)



15B.  CONTRACTOR/OFFEROR                                       15C.  DATE SIGNED


      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      TERRY A. KULP
      Contracting Officer, Aircraft Directorate

16B.  UNITED STATES OF AMERICA                                 16C.  DATE SIGNED

      By   TERRY A. KULP
      ----------------------------------------
      (Signature of person authorized to sign)
                                                                      26 APR 94


NSN 7540-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA

Amendment of Solicitation/Modification of                          Page 2 of 3
Contract F41608-84-C-A100-P00134


14.  Description of Amendment/Modification (Cont'd)

     a.  This modification is issued to accomplish the following:

         (1) Decommit $5,500,000 from ACRN AE under G-903 IAW AFMC Form 36 Purchase Request Number F6CER40060003, Rev 29, dated 14 April 1994.

         (2) Committed funds under G-903 are changed as follows:

          ACRN             FROM              REV 29               TO

           AE          $25,092,866        ($5,500,000)        $19,592,866.

     b. As a result of the foregoing, paragraphs G-901, G-903 and G-904 are changed as follows:

         G-901 Funds Obligated

                             FROM             AMOUNT
            ACRN            P00133            P00134                 TO
            ----            ------            ------                 --

             AA          $306,580,573         $  -0-            $306,580,573
             AB            27,943,358            -0-              27,943,358
             AC            16,521,867            -0-              16,521,867
             AD               477,000            -0-                 477,000
             AE         1,048,436,550            -0-           1,048,436,550
                       --------------         ------          --------------
                       $1,399,959,348         $  -0-          $1,399,959,348

             G-902 Committed Funds

                             FROM             AMOUNT
            ACRN            P00133            P00134                  TO
            ----            ------            ------                  --
             AA           $      -0-          $  -0-              $      -0-
             AB                  -0-             -0-                     -0-
             AC                  -0-             -0-                     -0-
             AD                  -0-             -0-                     -0-
             AE            3,265,009             -0-               3,265,009
                          ----------          ------              ----------
                          $3,265,009          $  -0-              $3,265,009

Amendment of Solicitation/Modification of Contract F41608-84-C-A100-P00134
                                                                     Page 3 of 3


          G-903 Funds Committed to PCO and ACO

                           FROM            AMOUNT
          ACRN            P00133           P00134            TO
          ----            ------           ------            --

          AA           $ 3,768,685       $      -0-     $ 3,768,685
          AB                   -0-              -0-             -0-
          AC                   -0-              -0-             -0-
          AD                   -0-              -0-             -0-
          AE            25,092,866       (5,500,000)    $19,592,866
                        ----------      -----------      ----------
                       $28,861,551      ($5,500,000)    $23,361,551

          G-904 Recapitulation of Funds

                                     FROM            AMOUNT
                                    P00133           P00134            TO
                                    ------           ------            --

          Obligated in G-901    $1,399,959,348     $      -0-    $1,399,959,348
          Committed in G-902         3,265,009            -0-         3,265,009
          Committed in G-903        28,861,551     (5,500,000)       23,361,551
                                    ----------    -----------        ----------
           Total                $1,432,085,908    ($5,500,000)   $1,426,585,908


     c.   All other terms and conditions remain the same.

                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 U

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00135                           27 APR 94

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   N/A                                             PEACE SHIELD

6.  ISSUED BY                                      CODE: FA8302

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    BUYER: B. Rowland/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
     No Change (See Paragraph 14.a)

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
X
    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

    D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ( ) is not, ( ) is required to sign this document and return __ copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)



15B.  CONTRACTOR/OFFEROR                                       15C.  DATE SIGNED


      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      SAMMY J. YOUNG, MAJ, USAF
      Contracting Officer, Aircraft Directorate

16B.  UNITED STATES OF AMERICA                                 16C.  DATE SIGNED

      BY  SAMMY J. YOUNG, MAJ, USAF                                   11 MAY 94
      ----------------------------------------
      (Signature of person authorized to sign)


NSN 7540-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA

MODIFICATION NO. F41608-84-C-A100-P00135                             Page 2 of 3

     a. This modification is issued to administratively revise P00134 by deleting para 14.U in its entirety and replacing it with the following:

         "b. As a result of the foregoing, paragraphs G-903 and G-904 are changed as follows:

         G-901 Funds Obligated

                           FROM            AMOUNT
           ACRN           P00131           P00134             TO
           ----       --------------       ------       --------------
           AA         $  306,580,573       $ -0-        $  306,580,573
           AB             27,943,358         -0-            27,943,358
           AC             16,521,867         -0-            16,521,867
           AD                477,000         -0-               477,000
           AE          1,051,958,984         -0-         1,051,958,984
                      --------------       -----        --------------
                      $1,403,481,782       $ -0-        $1,403,481,782


         G-902 Committed Funds

                           FROM            AMOUNT
           ACRN           P00131           P00134             TO
           ----       --------------       ------       --------------
           AA         $          -0-       $ -0-        $          -0-
           AB                    -0-         -0-                   -0-
           AC                    -0-         -0-                   -0-
           AD                    -0-         -0-                   -0-
           AE                    -0-         -0-                   -0-
                      --------------       -----        --------------
                      $          -0-       $ -0-        $          -0-


         G-903 Funds Committed to PCO and ACO

                           FROM            AMOUNT
           ACRN           P00131           P00134             TO
           ----       --------------       ------       --------------
           AA         $    3,768,685        $ -0-        $    3,768,685
           AB                    -0-          -0-                   -0-
           AC                    -0-          -0-                   -0-
           AD                    -0-          -0-                   -0-
           AE             28,835,441    ($5,500,000)         19,335,441
                      --------------    ------------     --------------
                      $   28,604,126    ($5,500,000)     $   23,104,126

MODIFICATION NO. F41608-84-C-A100-P00135                             Page 3 of 3

         G-904 Funds Obligated

                           FROM             AMOUNT
                          P00131            P00134            TO
                      --------------       ---------     --------------
Obligated in G-901    $1,403,481,782     $       -0-     $1,403,481,782
Committed in G-902               -0-             -0-                -0-
Committed in G-903        28,604,126     ($5,500,000)        23,104,126
                      --------------     -----------     --------------
  TOTAL               $1,432,085,908     ($5,500,000)    $1,426,585,908

    b. All other terms and conditions remain unchanged.

                                                                   EXHIBIT 10.21

                                                                   PAGE OF PAGES
                                                                      1 OF 4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1.  CONTRACT ID CODE
                                                                 J

2.  AMENDMENT/MODIFICATION NO.                 3.  EFFECTIVE DATE

    F41608-84-C-A100-P00136                          28 JUNE 94

4. REQUISITION/PURCHASE REQ. NO.               5.  PROJECT NO. (IF APPLICABLE)

   N/A                                             PEACE SHIELD

6.  ISSUED BY                                      CODE: FA8302

    DEPARTMENT OF THE AIR FORCE
    AIRCRAFT DIRECTORATE
    SAN ANTONIO AIR LOGISTICS CENTER
    485 QUENTIN ROOSEVELT RD
    KELLY AFB, TEXAS 78241-6420
    CONTRACT SPECIALIST: K. Senkow/LAKFC/(210) 925-3091

7.  ADMINISTERED BY (if other than Item 6)                     CODE: FD3515

    DCMCI-GAR-AA
    Deputy for Contract Administration (AFCMC)
    LGS Unit 61305
    APO AE 09803-1305

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

    CRS/Sirrine + Metcalf & Eddy
     (Joint Venture)
    1177 West Loop South, 4th Floor           FMS
    Houston, TX 77027-9006
    CEC: 00491077E

CODE: 9Z237                                   FACILITY CODE:

(X)     9A.  AMENDMENT OF SOLICITATION NO.

        9B.  DATED (SEE ITEM 11)

        10A.  MODIFICATION OF CONTRACT/ORDER NO.
 X            F41608-84-C-A100

        10B.  DATED (SEE ITERM 13)
                   84 May 16

           11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

  [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)

     SEE BLOCK 14 BELOW

       13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.


    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).

    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X       10USC2304(c)(4)

    D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ( ) is not, ( X ) is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

              See Following Pages

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or Print)
      TRUITT B. GARRISON
      Program Director

15B.  CONTRACTOR/OFFEROR                                      15C.  DATE SIGNED

      /s/  TRUITT B. GARRISON                                       20 JUNE '94
      ----------------------------------------
      (Signature of person authorized to sign)

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
      TERRY A. KULP
      Contracting Officer, Fighter/Trainer Directorate

16B.  UNITED STATES OF AMERICA                                16C.  DATE SIGNED

      /s/  TERRY A. KULP                                            28 JUN '94
      ----------------------------------------
      (Signature of person authorized to sign)


NSN 7540-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                      PRESCRIBED BY GSA
                                                              FAR (48 CFR) 53243

MODIFICATION NO. F41608-84-C-A100-P00136                            Page 2 of 4

     a. This modification is issued to accomplish the RSAF HQ Secretary position under SubCLIN 0001AR (14 Dec 93 through 30 Jun 96).


     b.  The amount of SubCLIN 0001AR is increased by $117,896 as follows:

         FROM:  $44,806,536        TO:  $44,924,432


     c. ACRN AE funds under SubCLIN 0001AR are increased by $117,896 as follows:

         FROM:  $44,806,536        TO:  $44,924,432


     d.  The face amount of the contract is increased by $117,896 as follows:

         FROM:  $1,403,481,782     TO:  $1,403,599,678


     e.  Accounting and Appropriation Data:

         ACRN AE: 97-11X8242.SR02 4FX 6302 CDLASR 592 DLC000 S503000
         (Increase:  $117,896)


     f. As a result of the foregoing, paragraphs G-901, G-902, G-903 and G-904 are changed as follows:

         G-901 Funds Obligated

                               FROM             AMOUNT
            ACRN              P00135            P00136                TO
            ----              ------            ------                --

            AA             $306,580,573        $    -0-           $306,580,573
            AB               27,943,358             -0-             27,943,358
            AC               16,521,867             -0-             16,521,867
            AD                  477,000             -0-                477,000
            AE            1,051,958,984         117,896          1,052,076,880
                         --------------        --------         --------------
                         $1,403,481,782        $117,896         $1,403,599,678

MODIFICATION NO. F41608-84-C-A100-P00136                             Page 3 of 4


        G-902 Committed Funds

                           FROM            AMOUNT
          ACRN            P00135           P00136            TO
          ----            ------           ------            --

          AA              $  -0-           $  -0-          $  -0-
          AB                 -0-              -0-             -0-
          AC                 -0-              -0-             -0-
          AD                 -0-              -0-             -0-
          AE                 -0-              -0-             -0-
                             ---              ---             ---
                          $  -0-           $  -0-          $  -0-

        G-903 Funds Committed to PCO and ACO

                           FROM            AMOUNT
          ACRN            P00135           P00136            TO
          ----            ------           ------            --

          AA            $3,768,685        $    -0-       $3,768,685
          AB                   -0-             -0-              -0-
          AC                   -0-             -0-              -0-
          AD                   -0-             -0-              -0-
          AE            19,335,441       ($117,896)      19,217,545
                        ----------       ---------       ----------
                       $23,104,126       ($117,896)     $22,986,230

        G-904 Recapitulation of Funds

                              FROM            AMOUNT
                             P00135           P00136            TO
                             ------           ------            --

Obligated in G-901       $1,403,481,782      $117,896      $1,403,599,678
Committed in G-902                  -0-           -0-                 -0-
Committed in G-903           23,104,126      (117,896)         22,986,230
                         --------------      --------          ----------
 TOTAL                   $1,426,585,908      $    -0-      $1,426,585,908


     g. The billing schedule for CLIN 0001 set forth in G-900(b), "Payments" is modified and recapitulated as set forth below:

                             FROM            AMOUNT
            Month          (P00133)         (P00136)           Total
            -----          --------         --------           -----

Billed thru Jun 94       229,448,534                        229,448,534
            Jul 94           775,000         26,600             801,600
            Aug 94           722,000          3,800             725,800
            Sep 94           722,000          3,800             725,800
            Oct 94           620,000          3,800             623,800
            Nov 94           620,000          3,800             623,800
            Dec 94           620,000          3,800             623,800

MODIFICATION NO. F41608-84-C-A100-P00136                             Page 4 of 4

Jan 95                   620,000               3,800               623,800
Feb 95                   616,000               3,800               619,800
Mar 95                   616,000               3,800               619,800
Apr 95                   603,000               3,800               606,800
May 95                   603,000               3,800               606,800
Jun 95                   603,000               3,800               606,800
Jul 95                   603,000               3,800               606,800
Aug 95                   602,000               3,800               605,800
Sep 95                   602,000               3,800               605,800
Oct 95                   603,000               3,800               606,800
Nov 95                   603,000               3,800               606,800
Dec 95                   603,000               3,800               606,800

Jan 96                   586,000               3,800               589,800
Feb 96                   567,000               3,800               570,800
Mar 96                   567,000               3,800               570,800
Apr 96                   550,000               3,800               553,800
May 96                   532,000               3,800               535,800
Jun 96                   498,000               3,800               501,800
Jul 96                   498,000               3,896               501,896
                    ------------            --------          ------------
Total               $244,602,534            $117,896          $244,720,430

h.  All other terms and conditions remain unchanged.

                                                      ENCLOSURE 1


SUMMARY
PEACE SHIELD
PROPOSAL FOR RSAF HQ SECRETARY


DESCRIPTION                     AMOUNT         57%
- - -----------                     ------         ---
LABOR                           $36,787       20,969

OVERHEAD                        $40,650       23,170

OFFICE EXPENSES                  $5,401        3,078  }
                                                      } 15,861
PERSONNEL EXPENSES              $22,426       12,783  }
                               --------       ------

SUBTOTAL                       $105,264       60,000

PROFIT @ 12%                    $12,632        7,201

COFC                                 $0
                               --------

TOTAL                          $117,896       67,201
                               ========
